UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934
Date of Report (Date of earliest event reported): February 27, 2017

TIER REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas
75225
(Address of principal executive offices)
(Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On February 27, 2017, the board of directors (the “Board”) of TIER REIT, Inc. (the “Company”) voted to increase the size of the Board from seven to eight members and appointed Gregory J. Whyte to fill the vacancy created thereby. Mr. Whyte was not elected pursuant to any arrangement or understanding between himself and any other person, and the Board determined that Mr. Whyte qualifies as an independent director pursuant to the rules of the New York Stock Exchange.

In connection with his appointment to the Board, Mr. Whyte was granted restricted stock units with a value of approximately $15,000 based on the closing stock price of the Company’s common stock as of February 27, 2017. Such restricted stock units vest 13 months after the grant date.

Mr. Whyte joins the Company’s Board with extensive REIT industry knowledge and experience since 1987, as both an equity research analyst and, more recently, in investment banking.  From 2007 until 2016, Mr. Whyte was Senior Advisor in the Real Estate Leisure and Lodging Investment Banking group at UBS Securities. Prior to that, he was a Managing Director, Global Head of Real Estate Equity Research at Morgan Stanley from 1991 to 2006, and was consistently named to the annual Institutional Investor All-America Research Team and Greenwich Associates Research Poll.  From 1988 to 1990, Mr. Whyte was a senior research analyst at Lehman Brothers, and from 1984 to 1987, he worked for UAL Merchant Bank in South Africa.  He received a Bachelor of Commerce, Business Finance from the University of Natal in 1982, and an Honours Degree, Advanced Business Finance from the University of Natal in 1983.  He has been a member of the National Association of Real Estate Investment Trusts (NAREIT) since 1988.

Item 7.01                                           Regulation FD Disclosure

On February 27, 2017, the Company issued a press release with respect to the appointment of Gregory J. Whyte to the Board, as well as the intent of G. Ronald Witten to not stand for re-election as a director at the Company’s 2017 Annual Meeting of Stockholders.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: February 27, 2017	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President
and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 27, 2017